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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): MAY 3, 1999
                                                            -----------


                         SODEXHO MARRIOTT SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          DELAWARE                    1-12188                52-0936594
 ----------------------------       -------------         -------------------
 (State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)             File Number)         Identification No.)


  9801 WASHINGTONIAN BOULEVARD, GAITHERSBURG, MARYLAND           20878
  ----------------------------------------------------       -------------
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (301) 987-4431
                                                           --------------





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ITEM 5.           OTHER EVENTS.
-------------------------------

     On May 3, 1999, Sodexho Marriott Services, Inc. announced that its Board of Directors named Michel Landel as President, Chief Executive Officer, and member of the Board of Directors effective immediately to replace Charles D. O'Dell, who submitted his resignation. The Board of Directors also appointed Anthony F. Alibrio, President of Health Care Services, and William W. Hamman, President of Education Services, as Executive Vice Presidents of the Company.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
----------------------------------------------------

(c)      The following exhibit is filed as part of this Form 8-K.

             Exhibit No.                        Description
         -------------------- -------------------------------------------------
                 99                  Press release, dated May 3, 1999.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SODEXHO MARRIOTT SERVICES, INC.


Date:       MAY 3, 1999                        By:   /s/ ROBERT A. STERN
     ------------------------------               -----------------------------
                                                  Robert A. Stern
                                                  Senior Vice President and
                                                   General Counsel







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INDEX TO EXHIBITS
-----------------


   Exhibit No.                              Description
---------------------- -------------------------------------------------------
       99 Press release issued May 3, 1999, relating to Sodexho Marriott Services, Inc.'s announcement that that its Board of Directors named Michel Landel as President, Chief Executive Officer, and member of the Board of Directors effective immediately to replace Charles D. O'Dell, who submitted his resignation. The Board of Directors also appointed Anthony F. Alibrio, President of Health Care Services, and William W. Hamman, President of Education Services, as Executive Vice Presidents of the Company.







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